EXHIBIT (10)B(iii)

AMENDMENT NO. 2

to

CREDIT AGREEMENT (364 Day Facility)

Dated as of October 30, 2003

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (“Amendment”), dated as of October 30, 2003, is entered into by and among Ecolab Inc., a Delaware corporation (the “Borrower”), the financial institutions party hereto (the “Banks”), and Citicorp USA, Inc. (“Citicorp”), as administrative agent (the “Agent”) for the Banks.  Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the below-defined “Credit Agreement”.

PRELIMINARY STATEMENT

The Borrower, the Banks and the Agent are parties to the Credit Agreement (364 Day Facility) dated as of December 7, 2001 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  The Borrower, the Banks and the Agent have agreed to amend the Credit Agreement pursuant to the terms of this Amendment.

SECTION 1.  Amendments to the Credit Agreement.  Effective as of the date hereof, subject to the satisfaction of the condition precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

1.1  The definition of “Stated Termination Date” in Section 1.01 is hereby amended by deleting “October 30, 2003” and substituting “October 28, 2004” therefor.

1.2  Clause (iii) of Section 9.02(a) is hereby amended and restated in its entirety as follows:

(iii)                               if to the Agent, at its address at Bank Loan Syndications, Two Penns Way, Suite 200, New Castle, Delaware 19720, Attention:  Lisa Rodriguez, Telecopier No. 212-994-0961, with a copy to Citicorp Securities, Inc., 388 Greenwich Street, New York City, New York  10013, Attention:  Carolyn Sheridan, Telecopier No. 212-816-8185;

1.3  Section 9.13 is hereby amended to insert the following sentence at the end thereof:

Notwithstanding anything to the contrary set forth herein, each party hereto (and each officer, director, employee, accountant, attorney, advisor, agent and representative of each such party) may disclose to any and all Persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transactions evidenced hereby and all materials of any kind (including opinions and other tax analyses) that are provided to any of them relating to such U.S. tax treatment and U.S. tax structure.

1.4  Schedule I is hereby deleted in its entirety and replaced with Schedule I hereto.

1.5  Schedule II is hereby deleted in its entirety and replaced with Schedule II hereto.

SECTION 2.  Condition Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof (or if such items are not received until a later date, on such later date) upon the Agent’s receipt of duly executed originals of this Amendment from the Borrower and each Bank.

SECTION 3.  Covenants, Representations and Warranties of the Borrower.

3.1  Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement, as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

3.2  The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor’s rights generally and by the effect of general principles of equity and (ii) upon the effectiveness of this Amendment, no Event of Default or Default shall exist with respect to the Borrower.

SECTION 4.  Reference to and Effect on the Credit Agreement.

4.1  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.2  Except as specifically amended above, the Credit Agreement, the Notes and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Credit Agreement, the Notes or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

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SECTION 5.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

The remainder of this page is intentionally blank.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ECOLAB INC.

By:	/s/ Mark D. Vangsgard
Name: Mark D. Vangsgard
Title: Vice President and Treasurer

CITICORP USA, INC., as Administrative Agent

By:	/s/ Carolyn A. Sheridan
Name: Carolyn A. Sheridan
Title: Managing Director & Vice President

Banks

CITICORP USA, INC.
By:	/s/ Carolyn A. Sheridan
Name: Carolyn A. Sheridan
Title: Managing Director & Vice President

JPMORGAN CHASE BANK
By:	/s/ Stacey L. Haimes
Name: Stacey L. Haimes
Title: Vice President

CREDIT SUISSE FIRST BOSTON
Cayman Islands Branch
By:	/s/ Karl Studer
Name: Karl Studer
Title: Director

By:	/s/ Cedric Evard
Name: Cedric Evard
Title: Assistant Vice President

BANK ONE, NA (Main Office Chicago)
By:	/s/ Jenny A. Gilpin
Name: Jenny A. Gilpin
Title: Managing Director

WELLS FARGO BANK,
NATIONAL ASSOCIATION
By:	/s/ James D. Heinz
Name: James D. Heinz
Title: Senior Vice President

By:	/s/ Allison S. Gelfman
Name: Allison S. Gelfman
Title: Vice President

WACHOVIA BANK,
NATIONAL ASSOCIATION
By:	/s/ Steven L. Hipsman
Name: Steven L. Hipsman
Title: Director

BANK OF AMERICA, N.A.
By:	/s/ Wendy J. Gorman
Name: Wendy J. Gorman
Title: Managing Director

BARCLAYS BANK PLC
By:	/s/ Nicholas Bell
Name: Nicholas Bell
Title: Director

SCHEDULE I

Applicable Lending Offices and Notice Addresses

CITICORP USA, INC.

Notice Address:

Citicorp USA, Inc.

c/o Citicorp Securities, Inc.

388 Greenwich Street

New York City, New York 10013

Attn:  Carolyn Sheridan

Telecopier No.: 212-816-8185

Domestic Lending Office and Eurodollar Lending Office:

Citicorp USA, Inc.
Bank Loan Syndications
Two Penns Way, Suite 200
New Castle, Delaware 19720
Attn:  Lisa Rodriguez
Telecopier No.:  212-994-0961

JPMORGAN CHASE BANK

Notice Address:

JPMorgan Chase Bank

227 West Monroe Street, 27th Floor

Chicago, Illinois  60606
Attn:  Laura Born
Telecopier No.:  312-541-3441

Confirmation No.: 312-541-3379
E-mail:   laura  born@jpmorgan.com

Domestic Lending Office and Eurodollar Lending Office:

JPMorgan Chase Bank
1111 Fanin, 10th Floor
Houston, TX  77002
Attn:  Danette Espinoza
Telecopier No.:  713-750-2782

WELLS FARGO BANK, NATIONAL ASSOCIATION

Notice Address and Domestic Lending Office:

Wells Fargo Bank, National Association
Sixth & Marquette – MAC N305-031
Minneapolis, MN 55479
Attn:  Ethel Philips
Telecopier No.:   612-667-4145
and to:  Allison Gelfman
Telecopier No.:  612-667-4145
E-Mail:  allison.s.gelfman@wellsfargo.com

Eurodollar Lending Office:

Wells Fargo Bank, National Association
Sixth & Marquette – MAC N305-031
Minneapolis, MN 55479
Attn:  Ethel Philips
Telecopier No.:   612-667-4145

and to:  Allison Gelfman
Telecopier No.:  612-667-4145

CREDIT SUISSE FIRST BOSTON

Notice Address:

Eleven Madison Avenue

New York, NY 10010

Attn:  Karl Studer, Corporate Banking

Telecopier: 212-743-1894

E-Mail:  karl.studer@csfb.com

Domestic Lending Office and Eurodollar Lending Office:

Credit Suisse First Boston
One Madison Avenue

New York, New York  10010

Attn:  Ed Markowski

and to:  Hazel Leslie
Telecopier No.:  212-538-6851
(With a copy to the Notice Address)

BANK ONE, NA

Notice Address:

Bank One, NA
Suite 0173, 14th Floor
1 Bank One Plaza
Chicago, Illinois  60670-0324
Attn:  Jenny Gilpin
Telecopier No.:  312-732-3888
E-Mail:  jenny  gilpin@bankone.com

Domestic Lending Office and Eurodollar Lending Office:

Bank One, NA
1 Bank One Plaza
Chicago, Illinois  60670
Attn:  Deanna Lee
Telecopier No.:  312-732-4303

WACHOVIA BANK, NATIONAL ASSOCIATION

Notice Address:

Wachovia Bank, N.A.
191 Peachtree Street
Mail Code GA8050
Atlanta, Georgia  30303
Attn:  Steven Hipsman
Ms. Teresa Howard (Operations/Administration)
Telecopier No.:  404-332-4048 (Credit Matters)

404-332-1118 (Operations/Administration)
E-Mail:  stevenhipsman@wachovia.com

Domestic Lending Office and Eurodollar Lending Office:

Wachovia Bank, N.A.
201 South College Street
Attn:  Sharon Gibson
Telecopier No.:  704-715-0094

BANK OF AMERICA, N.A.

Notice Address:

Bank of America, N.A.
100 North Tryon Street

Charlotte, North Carolina  28255-0001
Attn:  Lawrence Saunders
Telecopier No.:  704-386-1447
E-Mail:  lawrence.saunders@bankofamerica.com

With a copy to:

Bank of America, N.A.

335 Madison Avenue, 5th Floor

New York, New York 10017

Attn:  Colleen Briscoe

Telecopier No.: 212-503-7878

E-Mail: colleen.m.briscoe@bankofamerica.com

Domestic Lending Office and Eurodollar Lending Office:

Bank of America, N.A.
101 North Tryon Street

Charlotte, North Carolina  28255-0001
Attn:  Curtis Lancy
Telecopier No.:  888-969-9252

BARCLAYS BANK PLC

Notice Address:

Administrative Matters

Barclays Bank PLC
200 Park Avenue, 4th Floor

New York, New York  10188
Attn:  David Barton
Telecopier No.:  212-412-7511

E-Mail:  Davide.Barton@barcap.com

Operations Matters

Barclays Bank PLC

222 Broadway - 7th Floor

New York, New York 10038

Attn:  Eddie Cotto

Telecopier No: 212-412-5306

E-Mail: eddie.cotto@barcap.com

Domestic Lending Office and Eurodollar Lending Office:

Barclays Bank PLC
200 Park Avenue

New York, New York  10188

(Notices to be addressed as specified above)

SCHEDULE II

Commitments

Institution	Commitment
Citicorp USA, Inc.	$32,500,000
JPMorgan Chase Bank	$32,500,000
Credit Suisse First Boston	$30,000,000
Bank One, NA (Main Office Chicago)	$20,000,000
Wells Fargo Bank, National Association	$20,000,000
Wachovia Bank, N.A.	$20,000,000
Bank of America, N.A.	$10,000,000
Barclays Bank PLC	$10,000,000
Total	$175,000,000